[logo]  MFS(SM)                                                   Annual Report
INVESTMENT MANAGEMENT                                            for Year Ended
                                                              December 31, 1997

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MASSACHUSETTS INVESTORS TRUST
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                               [graphic omitted]

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THE ROTH IRA IS NOW AVAILABLE (see page 36)
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


TABLE OF CONTENTS

Letter to Shareholders ....................................................  1
A Discussion with the Portfolio Managers ..................................  4
Portfolio Managers' Profiles ..............................................  8
Fund Facts ................................................................  9
Performance Summary .......................................................  9
Portfolio Concentration ................................................... 12
Tax Form Summary .......................................................... 12
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 28
Independent Auditors' Report .............................................. 35
Roth IRA .................................................................. 36
Trustees and Officers ..................................................... 37

   HIGHLIGHTS

o FOR THE 12 MONTHS ENDED DECEMBER 31, 1997, CLASS A SHARES OF THE TRUST PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 31.69%, CLASS B SHARES 30.75%, CLASS C SHARES 30.76%, AND CLASS I SHARES 33.30%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o THE TRUST FOLLOWS A DISCIPLINED APPROACH TOWARD WHAT THE MANAGERS CONSIDER TO BE BLUE-CHIP INVESTING, FAVORING LARGE- CAPITALIZATION, HIGH-QUALITY COMPANIES WITH ABOVE-AVERAGE GROWTH RATES.

o WHILE THE TRUST HAD AN OVERWEIGHTING IN STOCKS OF FINANCIAL SERVICES COMPANIES, SEVERAL OF WHICH PERFORMED VERY WELL AND HELPED PERFORMANCE, ITS HOLDINGS IN SOME INDUSTRIAL GOODS AND SERVICES STOCKS HINDERED PERFORMANCE.

o THE TRUST'S PHARMACEUTICAL HOLDINGS ALSO HELPED PERFORMANCE, AS THE FLOW OF PRODUCTS COMING OUT OF THIS INDUSTRY HAS ACCELERATED, IN PART BECAUSE OF A RENEWED FOCUS ON PRODUCT DEVELOPMENT.

  NOT FDIC INSURED                MAY LOSE VALUE              NO BANK GUARANTEE

[Photo of A. Keith Brodkin]  MFS Mourns Chairman's Passing
     A. Keith Brodkin        It is with deep regret that we inform you of the
                             death on February 2, 1998, of A. Keith Brodkin,
                             Chairman and Chief Executive Officer of MFS
                             Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

                                                 more on Mr. Brodkin on page 3


LETTER TO SHAREHOLDERS

Dear Shareholders:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board activity.

The extreme volatility seen in the U.S. equity market in the fall was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, not only is the near-term outlook for profits being adjusted for the Asian crisis, we also believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    President, MFS Investment Management

    January 12, 1998

   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE
   MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD IN 1993.

                                   IN MEMORIAM

                                A. KEITH BRODKIN
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                            MFS INVESTMENT MANAGEMENT

On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $70 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

His leadership, friendship, and wise counsel will be sorely missed.

A DISCUSSION WITH THE PORTFOLIO MANAGERS

For the 12 months ended December 31, 1997, Class A shares of the Trust provided a total return of 31.69%, Class B shares 30.75%, Class C shares 30.76%, and Class I shares 33.30%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 33.36% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance.

Q. WHAT DO YOU SEE AS SOME OF THE MAJOR REASONS FOR THE TRUST'S PERFORMANCE OVER THE PAST YEAR?

A. On the positive side, we had a major overweighting in financial services, which was one of the best-performing sectors of the market. In the S&P 500 this sector returned 50%, while our financial services stocks returned 57%. Some of our major holdings performed very well. Norwest Bank, a long-time holding for us, was up 82% for the year. US Bancorp, another long-time holding, was up 67.5%. Progressive Corp. was up 80%, Allstate was up 60%, while State Street Bank was up 82%. So, a combination of an overweighting in financial services as well as good stock selection helped. Our technology weighting, meanwhile, was at just 5.5%, versus a 12% weighting in the S&P 500. However, our technology stocks actually outperformed both the market and the technology index. Our technology stocks were up 42% for the year, while the S&P technology sector was up only 27%. On the other hand, we did see underperformance in some of our industrial goods and services stocks, a sector in which we were slightly overweighted. A number of these companies, such as Cooper Industries, United Technologies, and Lockheed Martin, just didn't pull their weight. United Technologies, for example, was up just 11% for the year. We still like these companies and continue to hold large positions in them, but they were sub-par performers. We also reduced our position in General Electric, believing that it was expensive, but it turned out to be the strongest performer in the S&P's industrial goods and services sector. The Trust only modestly underperformed the S&P 500, and stocks like these are the primary reason.

Q. HOW WOULD YOU DESCRIBE 1997'S BUSINESS AND INVESTMENT ENVIRONMENT?

A. There are two things that determine the investment environment. One is corporate profits; the other is the inflation and interest-rate outlook. In 1997, we continued to have a very low-inflation environment, which was very positive for stock market valuations. The lower the inflation rate, the more valuable future earnings are, and when you're buying a stock, you're buying future earnings. On top of that, we saw the third consecutive year of good, solid earnings growth. That surprised us this year. Earnings growth was in the mid-teens in terms of percentage, while we expected something in the 9% to 10% range.

Q. COULD YOU TALK ABOUT THE TRUST'S INVESTMENT PHILOSOPHY AND STRATEGY?

A. Our basic investment philosophy is very straightforward and has been consistent for a long time. We have a disciplined approach toward what we consider to be blue-chip investing. We stick with large-capitalization, high-quality companies. We're interested primarily in companies that have above-average growth rates, and we're careful about the price we pay for those individual stocks. We keep the dividend yield of the portfolio at 90% of the S&P 500 while keeping its volatility under that of the S&P 500, and we stay fully invested. We also follow a stock-picking approach, which means we don't look at the world on a sector or industry basis. Our stocks are evaluated on their own merits, and sector weightings are driven by the number of ideas we get in particular sectors.

Q. YOU TALKED ABOUT HOW WELL FINANCIAL SERVICES HAS DONE. WHY DO YOU LIKE THIS SECTOR?

A. Here, we've been able to find companies that we think have good, strong growth rates and yet have sold at substantial discounts to the S&P 500. For example, Norwest Bank has a consistent 14% earnings growth rate. We started buying that stock when its price-to-earnings ratio was about nine times earnings; now it's about 18 times earnings. We also feel confident about the long-term growth rates of companies like US Bancorp, State Street Bank, and Northern Trust Co. being above that of the S&P 500. Yet the market has valued them at significant discounts to other growth companies. One of the things that's been driving this growth has been a significant amount of consolidation by which, rather than taking balance-sheet or interest-rate risks, these companies have been able to increase earnings by cutting their back-office costs and by consolidating. That approach has been very successful, and we think there are many years of consolidation left. We hope to be able to take advantage of it as successfully in the future as we have in the past.

Q. THE HEALTH CARE WEIGHTING HAS ALSO INCREASED. WHY DO YOU LIKE THIS SECTOR, AND WHAT KINDS OF COMPANIES DO YOU FIND ATTRACTIVE HERE?

A. Health care is a good, steady growth part of the economy, particularly on the pharmaceutical side, as opposed to the health-maintenance or managed-care side. The flow of products coming out of the pharmaceutical business, in particular, has accelerated, in part because of a renewed focus by drug companies on product development. Also, there seems to be a greater understanding by the Food and Drug Administration that the approval process for these drugs has to be a little faster in order for them to benefit the public. The growth rates of these companies have been quite strong, and they've addressed some of the cost issues that they had avoided in the 1980s. Our largest holding in the Trust is Bristol-Myers Squibb. We also have holdings in Pfizer, Johnson & Johnson, and Novartis, a Swiss drug company.

Q. CONSUMER STAPLES IS ANOTHER IMPORTANT WEIGHTING FOR THE TRUST. WHAT KINDS OF COMPANIES DO YOU FIND ATTRACTIVE HERE?

A. The weighting here is about even with that of the S&P 500, so it's not an area in which we've taken a substantial position. But it includes the quintessential quality-growth companies with global franchises, such as Colgate-Palmolive, Gillette, Philip Morris, and Procter & Gamble.

Q. HAVE YOU SIGNIFICANTLY INCREASED OR DECREASED POSITIONS IN ANY OTHER SECTORS THIS YEAR?

A. Relative to 1996, we brought our industrial goods and services positions down as we eliminated some of the aerospace and defense stocks that had been very successful positions for us. This industry consolidated substantially in 1996, but going into 1997 the opportunities there had diminished significantly, and we reduced those positions.

Q. DID THE TURMOIL IN EMERGING MARKETS HAVE ANY EFFECT ON THE TRUST'S HOLDINGS OR ON HOW YOU MANAGE IT?

A. There's been no real direct effect. We've had no holdings in companies in those parts of the world. There is, obviously, some effect on domestic companies. For example, we had a small holding in Oracle, a stock that declined in December when it announced that Japan was going to be a difficult environment for it.

Q. DO YOU SEE THE TURMOIL HAVING ANY EFFECT GOING INTO 1998?

A. If it is a problem, it will be because global demand slows down and because some of these larger companies have issues there. But one thing we've done is to analyze what companies have exposure and where. For instance, we've sold some Colgate-Palmolive stock based on its Brazilian exposure.

Q. COULD YOU TALK ABOUT SOME SECTORS OR STOCKS THAT PERFORMED BETTER THAN EXPECTED?

A. We think the whole market has been pretty surprising. We certainly would not expect the next few years to be as rewarding as the last few years in the stock market.

Q. AND WHAT ABOUT STOCKS OR SECTORS THAT DID NOT PERFORM AS WELL AS YOU WOULD HAVE LIKED?

A. Probably the most disappointing stock in the portfolio was Waste Management, which was down 14% for the year. This was a company that we thought had an awful lot of potential, with new management coming in. But the new management just up and left and let the world know that the potential wasn't there. That was disappointing.

Q. WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU ANTICIPATE GOING FORWARD, AND HOW MIGHT THIS AFFECT SOME OF YOUR INVESTMENT DECISIONS FOR THE TRUST?

A. For 1998, we see a still lower inflation environment. The turmoil in emerging markets will probably have a positive effect on both interest rates and inflation here in the United States. It already has, in fact. This year, the risk will not be valuations, which appeared to be the case six months ago, but earnings, and we're trying to be very careful that the companies in the portfolio are capable of making their earnings estimates. Finally, the real wild-card question is: What will be the ultimate effect of the Asian tiger meltdown on U.S. economic activity in 1998? We see Europe recovering; it seems to be stronger than it had been for the past 12 months. Several companies we own are reporting that while their Asian markets are weaker, the European markets are more than making up for that. So the fact that we typically own companies that have a larger European than Asian exposure has been a positive.

   Respectfully,

   /s/ Mitchell D. Dynan                 /s/ Keven R. Parke

       Mitchell D. Dynan                     Kevin R. Parke
       Portfolio Manager                     Portfolio Manager

   /s/ John D. Laupheimer, Jr.

       John D. Laupheimer, Jr.
       Portfolio Manager

PORTFOLIO MANAGERS' PROFILES

MITCHELL D. DYNAN JOINED THE MFS RESEARCH DEPARTMENT IN 1986 AND WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1987 AND VICE PRESIDENT -- INVESTMENTS IN 1988. A GRADUATE OF TUFTS UNIVERSITY, HE HAS MANAGED MASSACHUSETTS INVESTORS TRUST SINCE 1995.

JOHN D. LAUPHEIMER, JR., JOINED MFS IN 1981 AS AN INDUSTRY SPECIALIST AND WAS NAMED INVESTMENT OFFICER IN 1983, ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1984, VICE PRESIDENT -- INVESTMENTS IN 1986, AND SENIOR VICE PRESIDENT IN 1995. A GRADUATE OF BOSTON UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, HE HAS MANAGED THE TRUST SINCE 1992.

KEVIN R. PARKE JOINED THE MFS RESEARCH DEPARTMENT IN 1985 AS AN INDUSTRY SPECIALIST AND WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1987, VICE PRESIDENT -- INVESTMENTS IN 1988, SENIOR VICE PRESIDENT IN 1993, DIRECTOR OF EQUITY RESEARCH IN 1995, AND EXECUTIVE VICE PRESIDENT IN 1997. A GRADUATE OF LEHIGH UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE HAS MANAGED THE TRUST SINCE 1992.

FUND FACTS

OBJECTIVE:        THE INVESTMENT OBJECTIVE OF THE TRUST IS TO PROVIDE
                  REASONABLE CURRENT INCOME AND LONG-TERM GROWTH OF
                  CAPITAL AND INCOME.

COMMENCEMENT OF INVESTMENT OPERATIONS: JULY 15, 1924

CLASS INCEPTION:  CLASS A  JULY 15, 1924
                  CLASS B  SEPTEMBER 7, 1993
                  CLASS C  JULY 2, 1996
                  CLASS I  JANUARY 2, 1997

SIZE:             $6.1 BILLION NET ASSETS AS OF DECEMBER 31, 1997

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of Massachusetts Investors Trust -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended December 31, 1997)

        Massachusetts             Consumer
         Investors    S&P 500      Price
          Trust -     Composite     Index
          Class A     Index         - U.S.
12/92     $ 9,426     $10,000     $10,000
12/93      10,371      11,008      10,278
12/94      10,265      11,153      10,553
12/95      14,304      15,345      10,813
12/96      18,009      18,868      11,180
12/97      23,716      25,163      11,420

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended December 31, 1997)

       Massachusetts             Consumer
         Investors    S&P 500      Price
          Trust -     Composite     Index
          Class A     Index         - U.S.
12/87    $ 9,423      $10,000    $10,000
12/89     14,158       15,356     10,924
12/91     18,057       19,412     11,946
12/93     21,335       22,997     12,631
12/95     29,426       32,058     13,289
12/97     48,788       52,567     14,034

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997
                                                1 Year      3 Years      5 Years     10 Years
-----------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class A)
  including 5.75% sales charge (SEC results)   +24.14%      +29.63%      +18.85%      +17.18%
-----------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class A)
  at net asset value                           +31.69%      +32.20%      +20.27%      +17.87%
-----------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class B)
  with CDSC (SEC results)                      +26.75%      +30.59%      +19.24%      +17.46%
-----------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class B)
  at net asset value                           +30.75%      +31.17%      +19.43%      +17.46%
-----------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class C)
  with CDSC (SEC results)                      +29.76%      +31.48%      +19.87%      +17.68%
-----------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class C)
  at net asset value                           +30.76%      +31.48%      +19.87%      +17.68%
-----------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class I)
  at net asset value                           +33.30%      +32.33%      +20.34%      +17.91%
-----------------------------------------------------------------------------------------------
Average growth and income fund*                +27.14%      +26.49%      +17.53%      +15.71%
-----------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#         +33.36%      +31.15%      +20.27%      +18.05%
-----------------------------------------------------------------------------------------------
Consumer Price Index#+                         + 2.15%      + 2.67%      + 2.69%      + 3.45%
-----------------------------------------------------------------------------------------------
*  Source: Lipper Analytical Services, Inc.
#  Source: CDA/Wiesenberger.
+  The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I"), which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 1997

TOP 10 HOLDINGS (BEGINNING WITH THE LARGEST POSITION IN THE PORTFOLIO)

BRISTOL-MYERS SQUIBB CO.           AIR PRODUCTS & CHEMICALS, INC.
Pharmaceutical products company    Diversified chemical company

NORWEST CORP.                      GILLETTE CO.
Commercial and retail              Manufacturer of personal care and office
banking company                    products

US BANCORP DELAWARE                HARTFORD FINANCIAL SERVICES GROUP, INC.
Bank holding company               Multi-line insurance company

PHILIP MORRIS COS., INC.           UNITED TECHNOLOGIES CORP.
Tobacco, food, and beverage        Aerospace, defense, and building
conglomerate                       equipment company

BRITISH PETROLEUM PLC              LOCKHEED MARTIN CORP.
British oil exploration and        Aerospace/defense contractor
production company

LARGEST SECTORS

Utilities and Communications                  8.0%
Industrial Goods and Services                10.1%
Consumer Staples                             11.2%
Health Care                                  11.9%
Financial Services                           26.0%
Other Sectors                                32.8%

For a more complete breakdown, refer to the Portfolio of Investments.

TAX FORM SUMMARY

IN JANUARY 1998, SHAREHOLDERS WERE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

THE TRUST HAS DESIGNATED $395,321,739 AS A LONG-TERM CAPITAL GAIN.

DIVIDENDS-RECEIVED DEDUCTION

FOR THE YEAR ENDED DECEMBER 31, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS WAS 100.0%.

PORTFOLIO OF INVESTMENTS - December 31, 1997

Stocks - 96.7%
---------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                 VALUE
---------------------------------------------------------------------------------------------------
U.S. Stocks - 89.7%
  Aerospace - 4.2%
    Allied Signal, Inc.                                             1,322,900       $    51,510,419
    General Dynamics Corp.                                            205,000            17,719,688
    Lockheed Martin Corp.                                             853,621            84,081,668
    Raytheon Co.                                                      240,000            12,120,000
    United Technologies Corp.                                       1,256,000            91,452,500
                                                                                    ---------------
                                                                                    $   256,884,275
---------------------------------------------------------------------------------------------------
  Agricultural Products - 0.5%
    Case Corp.                                                        552,500       $    33,391,719
---------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.8%
    Reebok International Ltd.*                                        194,360       $     5,599,998
    VF Corp.                                                          974,000            44,743,125
                                                                                    ---------------
                                                                                    $    50,343,123
---------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Ford Motor Co.                                                    240,000       $    11,685,000
    Goodrich (B.F.) Co.                                               550,400            22,807,200
                                                                                    ---------------
                                                                                    $    34,492,200
---------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 9.7%
    Bank of New York, Inc.                                            150,800       $     8,718,125
    Chase Manhattan Corp.                                             128,100            14,026,950
    Comerica, Inc.                                                    662,200            59,763,550
    Firstar Corp.                                                     938,000            39,806,375
    Fleet Financial Group, Inc.                                        33,300             2,495,419
    National City Corp.                                               733,700            48,240,775
    Northern Trust Corp.                                              449,000            31,317,750
    Norwest Corp.                                                   3,329,900           128,617,387
    State Street Corp.                                              1,119,700            65,152,544
    SunTrust Banks, Inc.                                              500,000            35,687,500
    US Bancorp Delaware                                             1,109,200           124,161,075
    Washington Mutual, Inc.                                           513,600            32,774,100
                                                                                    ---------------
                                                                                    $   590,761,550
---------------------------------------------------------------------------------------------------
  Building - 0.7%
    American Standard Cos., Inc.*                                     100,000       $     3,831,250
    Sherwin Williams Co.                                            1,322,100            36,688,275
                                                                                    ---------------
                                                                                    $    40,519,525
---------------------------------------------------------------------------------------------------
  Business Machines - 1.3%
    International Business Machines Corp.                             627,200       $    65,581,600
    Sun Microsystems, Inc.*                                           314,800            12,552,650
                                                                                    ---------------
                                                                                    $    78,134,250
---------------------------------------------------------------------------------------------------
  Business Services - 2.1%
    Cendant Corp.*                                                    902,844       $    31,035,262
    Computer Sciences Corp.*                                          603,500            50,392,250
    DST Systems, Inc.*                                                412,900            17,625,669
    First Data Corp.                                                1,101,200            32,210,100
                                                                                    ---------------
                                                                                    $   131,263,281
---------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.2%
    AirTouch Communications, Inc.*                                    240,500       $     9,995,781
---------------------------------------------------------------------------------------------------
  Chemicals - 3.2%
    Air Products & Chemicals, Inc.                                  1,164,600       $    95,788,350
    duPont (E.I.) de Nemours & Co., Inc.                            1,059,100            63,612,194
    Praxair, Inc.                                                     767,400            34,533,000
                                                                                    ---------------
                                                                                    $   193,933,544
---------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.4%
    Compaq Computer Corp.                                             280,000       $    15,802,500
    Microsoft Corp.*                                                  518,600            67,029,050
                                                                                    ---------------
                                                                                    $    82,831,550
---------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.8%
    BMC Software, Inc.*                                               237,300       $    15,572,813
    Computer Associates International, Inc.                         1,420,650            75,116,869
    Oracle Corp.*                                                     729,400            16,274,737
                                                                                    ---------------
                                                                                    $   106,964,419
---------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 7.6%
    Clorox Co.                                                        133,490       $    10,554,053
    Colgate-Palmolive Co.                                           1,067,900            78,490,650
    Gillette Co.                                                      950,200            95,435,713
    Philip Morris Cos., Inc.                                        2,438,200           110,480,937
    Procter & Gamble Co.                                              547,000            43,657,438
    Service Corp. International                                     1,345,200            49,688,325
    Tyco International Ltd.                                         1,580,800            71,234,800
                                                                                    ---------------
                                                                                    $   459,541,916
---------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Corning, Inc.                                                     200,000       $     7,425,000
---------------------------------------------------------------------------------------------------
  Defense Electronics - 0.1%
    Loral Space & Communications Corp.*                               239,100       $     5,125,706
---------------------------------------------------------------------------------------------------
  Electrical Equipment - 3.4%
    Cooper Industries, Inc.                                         1,265,800       $    62,024,200
    General Electric Co.                                              970,900            71,239,787
    Honeywell, Inc.                                                 1,091,300            74,754,050
                                                                                    ---------------
                                                                                    $   208,018,037
---------------------------------------------------------------------------------------------------
  Electronics - 0.2%
    Intel Corp.                                                       171,600       $    12,054,900
---------------------------------------------------------------------------------------------------
  Entertainment - 0.9%
    Houston Industries, Inc., 7%                                      262,000       $    14,950,375
    Time Warner, Inc.                                                 360,000            22,320,000
    Viacom, Inc., "B"*                                                350,000            14,503,125
                                                                                    ---------------
                                                                                    $    51,773,500
---------------------------------------------------------------------------------------------------
  Financial Institutions - 3.9%
    American Express Co.                                              252,000       $    22,491,000
    Beneficial Corp.                                                  719,000            59,766,875
    CIT Group, Inc., "A"*                                             798,200            25,741,950
    Federal Home Loan Mortgage Corp.                                  912,700            38,276,356
    Household International, Inc.                                     491,900            62,747,994
    Merrill Lynch & Co., Inc.                                         400,000            29,175,000
                                                                                    ---------------
                                                                                    $   238,199,175
---------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.8%
    Archer-Daniels-Midland Co.                                        693,000       $    15,029,437
    Coca-Cola Co.                                                     210,900            14,051,213
    CPC International, Inc.                                           332,800            35,859,200
    General Mills, Inc.                                               212,900            15,248,962
    Hershey Foods Corp.                                               173,400            10,739,963
    Interstate Bakeries Corp.                                         344,800            12,886,900
    McCormick & Co., Inc.                                             350,600             9,816,800
    Nabisco Holdings Corp.                                            229,800            11,130,938
    PepsiCo., Inc.                                                    695,100            25,327,706
    Ralston-Ralston Purina Co.                                        485,200            45,093,275
    Tyson Foods, Inc. - Delaware                                      550,000            11,275,000
    Wrigley, (WM) Junior, Co.                                         312,800            24,887,150
                                                                                    ---------------
                                                                                    $   231,346,544
---------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.5%
    Kimberly-Clark Corp.                                            1,433,200       $    70,674,675
    Weyerhaeuser Co.                                                  386,600            18,967,562
                                                                                    ---------------
                                                                                    $    89,642,237
---------------------------------------------------------------------------------------------------
  Insurance - 10.1%
    AFLAC, Inc.                                                       460,000       $    23,517,500
    Allstate Corp.                                                    896,900            81,505,787
    Chubb Corp.                                                       907,000            68,591,875
    CIGNA Corp.                                                       477,300            82,602,731
    Conseco, Inc.                                                     215,500             9,791,781
    Hartford Financial Services Group, Inc.                         1,013,800            94,853,662
    Lincoln National Corp.                                            301,600            23,562,500
    MBIA, Inc.                                                        288,600            19,282,088
    Progressive Corp.                                                 652,300            78,194,463
    Torchmark Corp.                                                 1,620,600            68,166,488
    Transamerica Corp.                                                200,000            21,300,000
    Travelers Group, Inc.                                             787,149            42,407,652
                                                                                    ---------------
                                                                                    $   613,776,527
---------------------------------------------------------------------------------------------------
  Machinery - 0.8%
    Deere & Co., Inc.                                                 238,900       $    13,930,856
    Ingersoll Rand Co.                                                600,000            24,300,000
    York International Corp.                                          300,000            11,868,750
                                                                                    ---------------
                                                                                    $    50,099,606
---------------------------------------------------------------------------------------------------
  Medical and Health Products - 7.2%
    American Home Products Corp.                                       79,700       $     6,097,050
    Bristol-Myers Squibb Co.                                        1,978,200           187,187,175
    Eli Lilly & Co.                                                   509,032            35,441,353
    Johnson & Johnson                                                 806,900            53,154,538
    McKesson Corp.                                                    222,700            24,093,356
    Merck & Co., Inc.                                                 184,620            19,615,875
    Pfizer, Inc.                                                      906,100            67,561,081
    Pharmacia & Upjohn, Inc.                                          180,000             6,592,500
    Warner-Lambert Co.                                                316,900            39,295,600
                                                                                    ---------------
                                                                                    $   439,038,528
---------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.0%
    Cardinal Health, Inc.                                             154,100       $    11,576,763
    Columbia/HCA Healthcare Corp.                                     550,000            16,293,750
    HEALTHSOUTH Corp.*                                                604,400            16,772,100
    Medtronic, Inc.                                                   230,900            12,078,956
    St. Jude Medical, Inc.*                                           400,000            12,200,000
    Tenet Healthcare Corp.*                                         1,555,400            51,522,625
    United Healthcare Corp.                                         1,270,000            63,103,125
                                                                                    ---------------
                                                                                    $   183,547,319
---------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.2%
    Phelps Dodge Corp.                                                240,000       $    14,940,000
---------------------------------------------------------------------------------------------------
  Oils - 3.6%
    Chevron Corp.                                                     437,600       $    33,695,200
    Exxon Corp.                                                     1,059,100            64,803,681
    Mobil Corp.                                                       839,600            60,608,625
    Texaco, Inc.                                                      622,400            33,843,000
    USX-Marathon Group                                                691,500            23,338,125
                                                                                    ---------------
                                                                                    $   216,288,631
---------------------------------------------------------------------------------------------------
  Pollution Control - 1.1%
    Browning Ferris Industries, Inc.                                1,013,800       $    37,510,600
    Waste Management, Inc.                                          1,150,000            31,625,000
                                                                                    ---------------
                                                                                    $    69,135,600
---------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.8%
    Gannett Co., Inc.                                                 793,300       $    49,035,856
    Tribune Co.                                                       925,300            57,599,925
                                                                                    ---------------
                                                                                    $   106,635,781
---------------------------------------------------------------------------------------------------
  Railroads - 1.5%
    Burlington Northern Santa Fe Railway Co.                          774,000       $    71,933,625
    CSX Corp.                                                         300,000            16,200,000
                                                                                    ---------------
                                                                                    $    88,133,625
---------------------------------------------------------------------------------------------------
  Stores - 3.8%
    CVS Corp.                                                         433,300       $    27,758,281
    Home Depot, Inc.                                                  733,000            43,155,375
    Liz Claiborne, Inc.                                               407,600            17,042,775
    Office Depot, Inc.*                                               609,500            14,589,906
    Penney (J.C.), Inc.                                             1,163,600            70,179,625
    Rite Aid Corp.                                                    642,200            37,689,113
    Wal-Mart Stores, Inc.                                             597,200            23,552,075
                                                                                    ---------------
                                                                                    $   233,967,150
---------------------------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Kroger Co.*                                                       673,800       $    24,888,488
    Safeway, Inc.*                                                  1,015,300            64,217,725
                                                                                    ---------------
                                                                                    $    89,106,213
---------------------------------------------------------------------------------------------------
  Telecommunications - 0.9%
    AT&T Corp.                                                        636,100       $    38,961,125
    Cisco Systems, Inc.*                                              286,800            15,989,100
                                                                                    ---------------
                                                                                    $    54,950,225
---------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.5%
    Cinergy Corp.                                                     740,300       $    28,362,744
    CMS Energy Corp.                                                  196,100             8,640,656
    DPL, Inc.                                                         209,500             6,023,125
    Duke Energy Corp.                                                 290,544            16,088,874
    Edison International                                              300,000             8,156,250
    FPL Group, Inc.                                                   441,500            26,131,281
    New Century Energies, Inc.                                        207,000             9,923,062
    Pacificorp                                                      1,527,300            41,714,381
    Pinnacle West Capital Corp.                                       192,500             8,157,188
                                                                                    ---------------
                                                                                    $   153,197,561
---------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Columbia Gas System, Inc.                                         128,300       $    10,079,569
    KN Energy, Inc.                                                   145,400             7,851,600
    Pacific Enterprises                                               200,000             7,525,000
                                                                                    ---------------
                                                                                    $    25,456,169
---------------------------------------------------------------------------------------------------
  Utilities - Telephone - 3.3%
    BellSouth Corp.                                                   486,000       $    27,367,875
    GTE Corp.                                                         450,000            23,512,500
    MCI Communications Corp.                                        1,365,700            58,469,031
    SBC Communications, Inc.                                          416,700            30,523,275
    Sprint Corp.                                                    1,052,100            61,679,363
                                                                                    ---------------
                                                                                    $   201,552,044
---------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     5,452,467,211
---------------------------------------------------------------------------------------------------

Foreign Stocks - 7.0%
  Canada - 0.7%
    Canadian National Railway Co. (Railroads)                         895,400       $    42,307,650
---------------------------------------------------------------------------------------------------
  France - 0.6%
    Alcatel Alsthom, ADR (Telecommunications)                         798,800       $    20,219,625
    Sanofi (Medical and Health Products)                              154,000            17,150,931
                                                                                    ---------------
                                                                                    $    37,370,556
---------------------------------------------------------------------------------------------------
  Germany - 0.3%
    Henkel Kgaa (Chemicals)                                           318,000       $    20,085,142
---------------------------------------------------------------------------------------------------
  Netherlands - 1.0%
    Akzo Nobel N.V. (Chemicals)                                       261,800       $    45,179,820
    Royal Dutch Petroleum Co., ADR (Oils)                             326,000            17,665,125
                                                                                    ---------------
                                                                                    $    62,844,945
---------------------------------------------------------------------------------------------------
  Sweden - 0.8%
    Skandia Forsakrings AB (Insurance)                                816,000       $    38,536,192
    Sparbanken Sverige AB, "A" (Banks and Credit Cos.)                420,100             9,562,175
                                                                                    ---------------
                                                                                    $    48,098,367
---------------------------------------------------------------------------------------------------
  Switzerland - 1.0%
    Novartis AG (Pharmaceuticals)                                      34,986       $    56,866,347
---------------------------------------------------------------------------------------------------
  United Kingdom - 2.6%
    British Petroleum PLC, ADR (Oils)                               1,283,787       $   102,301,777
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                   2,166,325            28,225,874
    PowerGen PLC (Utilities - Electric)*                            2,008,505            26,167,595
                                                                                    ---------------
                                                                                    $   156,695,246
---------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $   424,268,253
---------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,267,845,817)                                      $ 5,876,735,464
---------------------------------------------------------------------------------------------------

Convertible Bond - 0.1%
---------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                                (000 OMITTED)
---------------------------------------------------------------------------------------------------
    Sandoz Capital BVI Ltd., 2s, 2002 (Chemicals)##
      (Identified Cost $3,302,652)                                   $  3,700       $     5,679,500
---------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 0.2%
---------------------------------------------------------------------------------------------------
U.S. Stocks - 0.2%
  Consumer Goods and Services - 0.2%
    Newell Financial Trust Co. (Consumer Goods and
      Services)##* (Identified Cost, $12,835,000)                    $256,700       $    13,380,487
---------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.2%
---------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                 VALUE
---------------------------------------------------------------------------------------------------
    AT&T Corp., due 1/08/98                                          $ 10,000       $     9,988,333
    Carolina Power & Light Co., due 1/29/98                            10,000             9,954,889
    Federal Farm Credit Bank, due 1/14/98                               1,630             1,626,780
    Federal National Mortgage Assn., due 1/12/98 - 1/
      27/98                                                            30,040            29,966,931
    Federal Home Loan Bank, due 1/21/98 - 1/28/98                      20,860            20,780,877
    Federal Home Loan Mortgage Corp.,
      due 1/07/98 - 1/30/98                                            19,430            19,380,231
    Goldman Sachs Group LP, due 1/05/98 - 1/15/98                      16,260            16,231,380
    Merrill Lynch & Co., Inc., due 1/02/98                             10,000             9,998,436
    Tennessee Valley Authority, due 1/16/98                            15,000            14,965,313
---------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $   132,893,170
---------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,416,876,639)                                 $ 6,028,688,621
Other Assets, Less Liabilities - 0.8%                                                    50,122,541
---------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $ 6,078,811,162
---------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
DECEMBER 31, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $4,416,876,639)  $ 6,028,688,621
  Cash                                                             227,428
  Foreign currency, at value (identified cost, $297,359)           297,359
  Net receivable for foreign currency exchange contracts
   closed or subject to master netting agreement                   393,586
  Receivable for Trust shares sold                              58,695,235
  Receivable for investments sold                                4,158,282
  Dividends and interest receivable                              8,599,486
  Other assets                                                      27,455
                                                           ---------------
      Total assets                                         $ 6,101,087,452
                                                           ---------------

Liabilities:
  Distributions payable                                         $  128,248
  Payable for investments purchased                             11,564,508
  Payable for Trust shares reacquired                            9,553,380
  Payable to affiliates -
    Management fee                                                  21,849
    Shareholder servicing agent fee                                 18,973
    Distribution and service fee                                    85,210
    Administrative fee                                               1,028
  Accrued expenses and other liabilities                           903,094
                                                           ---------------
      Total liabilities                                    $    22,276,290
                                                           ---------------
Net assets                                                 $ 6,078,811,162
                                                           ---------------

Net assets consist of:
  Paid-in capital                                          $ 4,402,549,427
  Unrealized appreciation on investments and translation
    of assets and liabilities
    in foreign currencies                                    1,612,204,888
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               63,481,940
  Accumulated undistributed net investment income                  574,907
                                                           ---------------
      Total                                                $ 6,078,811,162
                                                           ===============
Shares of beneficial interest outstanding                    347,946,625
                                                             ===========

Class A shares:
  Net asset value per share
    (net assets of $4,322,889,220 / 246,774,167 shares of
     beneficial interest outstanding)                          $17.52
                                                               ======
  Offering price per share (100 / 94.25)                       $18.59
                                                               ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $1,521,983,606 / 87,666,283 shares of
     beneficial interest outstanding)                          $17.36
                                                               ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $211,382,903 / 12,219,014 shares of
     beneficial interest outstanding)                          $17.30
                                                               ======

Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $22,555,433 / 1,287,161 shares of
     beneficial interest outstanding)                          $17.52
                                                               ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                  $   73,617,166
    Interest                                                        9,820,217
    Foreign taxes withheld                                           (500,567)
                                                               --------------
      Total investment income                                  $   82,936,816
                                                               --------------
  Expenses -
    Management fee                                             $    8,764,265
    Shareholder servicing agent fee                                 5,895,601
    Trustees' compensation                                            110,894
    Distribution and service fee (Class A)                         11,384,974
    Distribution and service fee (Class B)                          9,366,400
    Distribution and service fee (Class C)                            987,846
    Administrative fee                                                292,240
    Custodian fee                                                   1,011,919
    Postage                                                           535,410
    Printing                                                          173,816
    Auditing fees                                                      30,349
    Legal fees                                                         22,933
    Miscellaneous                                                   1,932,190
                                                               --------------
      Total expenses                                           $   40,508,837
    Fees paid indirectly                                             (330,270)
                                                               --------------
      Net expenses                                             $   40,178,567
                                                               --------------
        Net investment income                                  $   42,758,249
                                                               --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                    $  473,286,729
    Foreign currency transactions                                   2,425,783
                                                               --------------
      Net realized gain on investments and foreign
        currency transactions                                  $  475,712,512
                                                               --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                $  680,074,658
    Translation of assets and liabilities in foreign
      currencies                                                     (626,751)
                                                               --------------
      Net unrealized gain on investments and foreign
        currency translation                                   $  679,447,907
                                                               --------------
        Net realized and unrealized gain on investments
          and foreign currency                                 $1,155,160,419
                                                               --------------
          Increase in net assets from operations               $1,197,918,668
                                                               ==============

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                 1997                      1996
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $     42,758,249            $   37,472,710
  Net realized gain on investments and foreign
    currency transactions                                        475,712,512               264,646,010
  Net unrealized gain on investments and foreign
    currency translation                                         679,447,907               311,795,896
                                                            ----------------            --------------
    Increase in net assets from operations                  $  1,197,918,668            $  613,914,616
                                                            ----------------            --------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $    (36,968,683)           $  (34,290,506)
  From net investment income (Class B)                            (4,911,186)               (2,257,259)
  From net investment income (Class C)                              (625,297)                  (41,906)
  From net investment income (Class I)                              (253,082)               --
  From net realized gain on investments and foreign
    currency transactions (Class A)                             (291,966,401)             (227,454,227)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (101,973,791)              (36,115,432)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (14,088,283)                 (967,699)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (1,559,900)               --
  In excess of Net Investment Income (Class A)                    (1,515,419)               --
  In excess of Net Investment Income (Class B)                      (201,319)               --
  In excess of Net Investment Income (Class C)                       (25,633)               --
  In excess of Net Investment Income (Class I)                       (10,374)               --
                                                            ----------------            --------------
    Total distributions declared to shareholders            $   (454,099,368)           $ (301,127,029)
                                                            ----------------            --------------
    Net increase in net assets from Trust share
      transactions                                          $  2,208,342,129            $  574,478,329
                                                            ----------------            --------------
      Total increase in net assets                          $  2,952,161,429            $  887,265,916
Net assets:
  At beginning of period                                       3,126,649,733             2,239,383,817
                                                            ----------------            --------------
At end of period (including accumulated undistributed
  net investment income of $574,907 and distributions in
  excess of net investment income of $1,850,877 and
  $98,132 respectively)                                     $  6,078,811,162            $3,126,649,733
                                                            ================            ==============

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                        1997              1996              1995              1994
------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $14.46            $12.71            $10.07            $11.50
                                                             ------            ------            ------            ------
Income from investment operations# -
  Net investment income                                      $ 0.18            $ 0.21            $ 0.25            $ 0.25
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions               4.33              3.07              3.67             (0.36)
                                                             ------            ------            ------            ------
      Total from investment operations                       $ 4.51            $ 3.28            $ 3.92            $(0.11)
                                                             ------            ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                 $(0.17)           $(0.21)           $(0.46)           $(0.25)
  From net realized gain on investments and foreign
   currency transactions                                      (1.27)            (1.32)            (0.82)            (1.05)
  In excess of net investment income+                         (0.01)             --                --                0.00
  In excess of net realized gain on investments and
   foreign currency transactions                               --                --                --               (0.02)
                                                             ------            ------            ------            ------
      Total distributions declared to shareholders           $(1.45)           $(1.53)           $(1.28)           $(1.32)
                                                             ------            ------            ------            ------
Net asset value - end of period                              $17.52            $14.46            $12.71            $10.07
                                                             ======            ======            ======            ======
Total return(+)                                              31.69%            25.90%            39.34%           (1.02)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  0.74%             0.74%             0.70%             0.71%
  Net investment income                                       1.09%             1.51%             2.13%             2.20%
Portfolio turnover                                              44%               47%               54%               87%
Average commission rate###                                  $0.0573           $0.0520          $   --            $   --
Net assets at end of period (000,000 omitted)              $  4,323          $  2,678          $  2,074          $  1,535

   # Per share data for the periods subsequent to December 31, 1992, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for the Trust for fiscal years beginning on or after September 1, 1995.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
   + For the year ended December 31, 1994, the per share distributions in excess of net investment income was $.0004.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                        1993           1992           1991            1990           1989           1988
-----------------------------------------------------------------------------------------------------------------------------------
                                            CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $12.31         $13.87         $12.28          $13.55         $11.22         $11.26
                                             ------         ------         ------          ------         ------         ------

Income from investment operations# -
  Net investment income                      $ 0.39         $ 0.32         $ 0.38          $ 0.43         $ 0.45         $ 0.40
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                       0.86           0.69           2.95           (0.45)          3.56           0.76
                                             ------         ------         ------          ------         ------         ------

      Total from investment operations       $ 1.25         $ 1.01         $ 3.33          $(0.02)        $ 4.01         $ 1.16
                                             ------         ------         ------          ------         ------         ------

Less distributions declared to shareholders -
  From net investment income                 $(0.39)        $(0.33)        $(0.39)         $(0.43)        $(0.45)        $(0.39)
  From net realized gain on investments
   and foreign currency transactions          (1.67)         (2.22)         (1.32)          (0.82)         (1.22)         (0.81)
  In excess of net realized gain on
   investments and foreign currency
   transactions++                              --              --            0.00             --             --             --
  From paid-in capital+++                      --            (0.02)         (0.03)            --           (0.01)          0.00
                                             ------         ------         ------          ------         ------         ------

      Total distributions declared to
       shareholders                          $(2.06)        $(2.57)        $(1.74)         $(1.25)        $(1.68)        $(1.20)
                                             ------         ------         ------          ------         ------         ------
Net asset value - end of period              $11.50         $12.31         $13.87          $12.28         $13.55         $11.22
                                             ======         ======         ======          ======         ======         ======
Total return(+)                              10.03%          7.68%         27.41%         (0.33)%         35.80%         10.12%
Ratios (to average net assets)/
  Supplemental data:
  Expenses                                    0.68%          0.62%          0.62%           0.47%          0.50%          0.55%
  Net investment income                       3.04%          2.30%          2.73%           3.28%          3.40%          3.39%
Portfolio turnover                              41%            46%            44%             26%            20%            19%
Net assets at end of period
 (000,000 omitted)                           $1,626         $1,548         $1,530          $1,265         $1,382         $1,139

  # Per share data for the periods subsequent to December 31, 1992, are based on average shares outstanding.
(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to January
     2, 1991). If the charge had been included, the results would have been lower.
 ++ For the year ended December 31, 1991, the per share distribution in excess of net realized gain on investments was $.0041.
+++ For the year ended December 31, 1988, the per share distribution from paid-in capital was $.0001.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                  1997              1996             1995            1994          1993*
-----------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $14.36            $12.63           $10.03          $11.48         $13.02
                                                       ------            ------           ------          ------         ------
Income from investment operations# -
  Net investment income                                $ 0.07            $ 0.10           $ 0.15          $ 0.15         $ 0.04
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions         4.28              3.06             3.64           (0.36)          0.32
                                                       ------            ------           ------          ------         ------
      Total from investment operations                 $ 4.35            $ 3.16           $ 3.79          $(0.21)        $ 0.36
                                                       ------            ------           ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(0.08)           $(0.11)          $(0.37)         $(0.17)        $(0.23)
  From net realized gain on investments and
   foreign currency transactions                        (1.27)            (1.32)           (0.82)          (1.05)         (1.67)
  In excess of net investment income                     0.00+++           --               --              0.00++         --
  In excess of net realized gain on investments
   and foreign currency transactions                     --                --               --             (0.02)          --
                                                       ------            ------           ------          ------         ------
      Total distributions declared to
         shareholders                                  $(1.35)           $(1.43)          $(1.19)         $(1.24)        $(1.90)
                                                       ------            ------           ------          ------         ------
Net asset value - end of period                        $17.36            $14.36           $12.63          $10.03         $11.48
                                                       ======            ======           ======          ======         ======
Total return                                           30.75%            25.05%           38.05%         (1.88)%          2.62%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.41%             1.54%            1.56%           1.61%          1.56%+
  Net investment income                                 0.42%             0.72%            1.25%           1.37%          1.05%+
Portfolio turnover                                        44%               47%              54%             87%            41%
Average commission rate###                            $0.0573           $0.0520           $  --           $  --          $  --
Net assets at end of period (000,000 omitted)         $ 1,522           $   437           $  165          $   69         $   15

  + Annualized.
  * For the period from the inception of Class B, September 7, 1993, through December 31, 1993.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for the Trust for fiscal years beginning on or after September 1, 1995.
 ++ For the year ended December 31, 1994, the per share distribution in excess of net investment income was $.0003.
+++ For the year ended December 31, 1997, the per share distribution in excess of net investment income was $0.003.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                       1997              1996**
-----------------------------------------------------------------------------------------------------------
                                                                           CLASS C
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                       $14.33            $13.93
                                                                            ------            ------
Income from investment operations# -
  Net investment income                                                     $ 0.07            $ 0.05
  Net realized and unrealized gain on investments and foreign
   currency transactions                                                      4.27              1.76
                                                                            ------            ------
      Total from investment operations                                      $ 4.34            $ 1.81
                                                                            ------            ------
Less distributions declared to shareholders -
  From net investment income                                                $(0.10)           $(0.09)
  From net realized gain on investments and foreign currency
   transactions                                                              (1.27)            (1.32)
  In excess of net investment income+++                                       0.00              --
                                                                            ------            ------
      Total distributions declared to shareholders                          $(1.37)           $(1.41)
                                                                             -----             -----
Net asset value - end of period                                             $17.30            $14.33
                                                                            ======            ======
Total return                                                                30.76%            12.74%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                 1.41%             1.49%+
  Net investment income                                                      0.42%             0.77%+
Portfolio turnover                                                             44%               47%
Average commission rate                                                    $0.0573           $0.0520
Net assets at end of period (000,000 omitted)                              $   211           $    12

  + Annualized.
 ++ Not annualized.
 ** For the period from the inception of Class C, July 2, 1996, through December 31, 1996.
  # Per share data are based on average shares outstanding.
 ## The Trust's expenses are calculated without reduction for fees paid indirectly.
+++ For the year ended December 31, 1997, the per share distribution in excess of netinvestment income was $0.004.

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                               1997***
-------------------------------------------------------------------------------------------------
                                                                                   CLASS I
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                               $14.33
                                                                                    ------

Income from investment operations# -
  Net investment income                                                             $ 0.26
  Net realized and unrealized gain on investments and foreign currency
   transactions                                                                       4.44
                                                                                    ------
      Total from investment operations                                              $ 4.70
                                                                                    ------
Less distributions declared to shareholders -
  From net investment income                                                        $(0.23)
  From net realized gain on investments and foreign currency transactions            (1.27)
  In excess of net investment income                                                 (0.01)
                                                                                    ------
      Total distributions declared to shareholders                                  $(1.51)
                                                                                    ------
Net asset value - end of period                                                     $17.52
                                                                                    ======
Total return                                                                        33.30%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                         0.41%+
  Net investment income                                                              1.42%+
Portfolio turnover                                                                     44%
Average commission rate                                                            $0.0573
Net assets at end of period (000 omitted)                                          $22,555

*** For the period from the inception of Class I, January 2, 1997, through December 31, 1997.
  # Per share data are based on average shares outstanding.
 ## The Trust's expenses are calculated without reduction for fees paid indirectly.
  + Annualized.
 ++ Not annualized.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Massachusetts Investors Trust (the Trust) was organized as a common law trust under the laws of the Commonwealth of Massachusetts in 1924 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for nonhedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign-currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. On contract settlement date the gains or losses are recorded as realized foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of the Trust's average daily net assets. The fee is reduced according to a fee arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Expense Reductions - MFS has directed certain portfolio trade to brokers who paid a portion of the Trust's expenses. For the period, the Trust's expenses were reduced by $9,706 under this agreement.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1997, $2,425,783 was reclassified to accumulated undistributed net investment income from accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Trust offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Trust based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS             BASED ON GROSS INCOME
---------------------------             ----------------------
First $200 million               0.30%  First $6 million             6.67%
Next $300 million                0.24%  Next $9 million              5.33%
In excess of $500 million        0.12%  In excess of $15 million     2.67%

Administrator - Effective March 1, 1997, the Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following percentage of the Trust's average daily net assets, provided that the administrative fee is not assessed on Trust assets that exceed $3 billion.

First $1 billion                                                   0.0150%
Next $1 billion                                                    0.0125%
Next $1 billion                                                    0.0100%
In excess of $3 billion                                            0.0000%

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $31,744 for the year ended December 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,535,298 for the year ended December 31, 1997, as its portion of the sales charge on sales of Class A shares of the Trust.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Trust's distribution plan provides that the Trust will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Trust related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for shares purchased prior to January 2, 1991) of the Trust's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Trust's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Trust. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,981,083 for the year ended December 31, 1997. Currently, 0.075% per annum of the Class A distribution fee is being paid by the Trust. Payment of the remaining 0.025% per annum Class A distribution fee will become payable on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended December 31, 1997, were 0.32% of average daily net assets attributable to Class A shares on an annualized basis.

The Trust's distribution plan provides that the Trust will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Trust's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $811,669 and $2,106 for Class B and Class C shares, respectively, for the year ended December 31, 1997. Fees incurred under the distribution plan during the year ended December 31, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1997, were $42,452, $1,061,596, and $36,084 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Trust's average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $3,715,656,388 and $1,916,221,819, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $4,440,660,664
                                                               --------------

Gross unrealized appreciation                                  $1,624,911,949
Gross unrealized depreciation                                     (36,883,992)
                                                               --------------

    Net unrealized appreciation                                $1,588,027,957
                                                               ==============

(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

Class A Shares
                                       YEAR ENDED DECEMBER 31, 1997          YEAR ENDED DECEMBER 31, 1996
                              -------------------------------------   -----------------------------------
                                       SHARES                AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                       108,356,333      $  1,816,718,757        40,132,064      $  567,992,774
Shares issued to
 shareholders in
 reinvestment of
 distributions                     15,057,865           254,083,546        13,545,436         196,263,540
Shares transferred to
 Class I                             (977,846)          (14,217,885)           --                 --
Shares reacquired                 (60,788,485)       (1,014,640,995)      (31,823,640)       (448,678,542)
                                  -----------      ----------------        ----------      --------------
    Net increase                   61,647,867      $  1,041,943,423        21,853,860      $  315,577,772
                                  ===========      ================        ==========      ==============

Class B Shares
                                       YEAR ENDED DECEMBER 31, 1997          YEAR ENDED DECEMBER 31, 1996
                              -------------------------------------   -----------------------------------
                                       SHARES                AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                        60,547,150      $  1,011,314,619        18,025,772      $  255,006,792
Shares issued to
 shareholders in
 reinvestment of
 distributions                      5,752,255            96,250,575         2,481,401          35,764,019
Shares reacquired                  (9,037,298)         (150,648,443)       (3,152,904)        (44,728,804)
                                  -----------      ----------------        ----------      --------------
    Net increase                   57,262,107      $    956,916,751        17,354,269      $  246,042,007
                                  ===========      ================        ==========      ==============

Class C Shares
                                       YEAR ENDED DECEMBER 31, 1997         YEAR ENDED DECEMBER 31, 1996*
                              -------------------------------------   -----------------------------------
                                       SHARES                AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                        12,051,608      $    202,729,481           849,655       $  12,579,327
Shares issued to
 shareholders in
 reinvestment of
 distributions                        606,219            10,113,634            56,001             806,499
Shares reacquired                  (1,309,344)          (22,589,323)          (35,125)           (527,276)
                                  -----------      ----------------        ----------      --------------
    Net increase                   11,348,483      $    190,253,792           870,531       $  12,858,550
                                  ===========      ================        ==========      ==============

Class I Shares
                                      YEAR ENDED DECEMBER 31, 1997**
                              -------------------------------------
                                       SHARES                AMOUNT
-------------------------------------------------------------------
Shares sold                           321,571      $      5,237,008
Shares issued to
 shareholders in
 reinvestment of
 distributions                        103,620             1,748,324
Shares transferred from
 Class A                              977,846            14,217,885
Shares reacquired                    (115,876)           (1,975,054)
                                  -----------      ----------------
    Net increase                    1,287,161      $     19,228,163
                                  ===========      ================
 *For the period from the inception of Class C, July 2, 1996, through December 31, 1996.
**For the period from the inception of Class I, January 2, 1997, through December 31, 1997.

(6) Line of Credit
The Trust and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended December 31, 1997, was $31,375.

(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $393,586 with Swiss Bank Corporation at December 31, 1997.

At December 31, 1997, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Massachusetts Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Investors Trust as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the ten- year period ended December 31, 1997. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Massachusetts Investors Trust at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MASSACHUSETTS INVESTORS TRUST

Trustees                                         Assistant Secretary
Richard B. Bailey* - Private Investor;           James R. Bordewick, Jr.*
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company         Custodian
                                                 State Street Bank and Trust Company
Peter G. Harwood - Private Investor
                                                 Auditors
J. Atwood Ives - Chairman and Chief Executive    Deloitte & Touche LLP
Officer, Eastern Enterprises
                                                 Investor Information
Lawrence T. Perera - Partner, Hemenway           For MFS stock and bond market outlooks, call
& Barnes                                         toll free: 1-800-637-4458 anytime from a
                                                 touch-tone telephone.
William J. Poorvu - Adjunct Professor,
Harvard University Graduate School of            For information on MFS mutual funds, call
Business Administration                          your financial adviser or, for an information
                                                 kit, call toll free: 1-800-637-2929 any
Charles W. Schmidt - Private Investor            business day from 9 a.m. to 5 p.m. Eastern
                                                 time (or leave a message anytime).
Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary,               Investor Service
Massachusetts Financial Services Company         MFS Service Center, Inc.
                                                 P.O. Box 2281
Jeffrey L. Shames* - Chairman, President, and    Boston, MA 02107-9906
Director, Massachusetts Financial Services
Company                                          For general information, call toll free:
                                                 1-800-225-2606 any business day from
Elaine R. Smith - Independent Consultant         8 a.m. to 8 p.m. Eastern time.

David B. Stone - Chairman, North American        For service to speech- or hearing-impaired,
Management Corp. (investment advisers)           call toll free: 1-800-637-6576 any business
                                                 day from 9 a.m. to 5 p.m. Eastern time. (To
Investment Adviser                               use this service, your phone must be equipped
Massachusetts Financial Services Company         with a Telecommunications Device for the
500 Boylston Street                              Deaf.) For share prices, account balances,
Boston, MA 02116-3741                            and exchanges, call toll free: 1-800-MFS-TALK
                                                 (1-800-637-8255) anytime from a touch-tone
Distributor                                      telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                              World Wide Web
Boston, MA 02116-3741                            www.mfs.com

Portfolio Managers                               [Dalbar logo] For the fourth year in a row,
Mitchell D. Dynan*                               MFS earned a #1 ranking in the DALBAR, Inc.
John D. Laupheimer, Jr.*                         Broker/Dealer Survey, Main Office Operations
Kevin R. Parke*                                  Service Quality Category. The firm achieved a
                                                 3.42 overall score on a scale of 1 to 4 in
Treasurer                                        the 1997 survey. A total of 111 firms
W. Thomas London*                                responded, offering input on the quality of
                                                 service they received from 29 mutual fund
Assistant Treasurers                             companies nationwide. The survey contained
Mark E. Bradley*                                 questions about service quality in 11
Ellen Moynihan*                                  categories, including "knowledge of
James O. Yost*                                   operations contact," "keeping you informed,"
                                                 and "ease of doing business" with the firm.
Secretary
Stephen E. Cavan*

*Affiliated with the Investment Adviser

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MASSACHUSETTS INVESTORS TRUST                             BULK RATE
                                                         U.S. POSTAGE
500 Boylston Street                                          PAID
Boston, MA 02116-3741                                        MFS
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INVESTMENT MANAGEMENT
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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                 MIT-2 2/98 394M 12/212/312/812